Exhibit 99.1

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Oscient Pharmaceuticals Corporation (the “Company”) common stock as of May 21, 2009 by:

•	each person known by the Company to own beneficially 5% or more of Company common stock;

•	each director and nominee for director of the Company;

•	each executive officer of the Company; and

•	all of the directors and executive officers of the Company as a group.

The percentages shown are based on 71,082,891 shares of Company common stock outstanding as of May 21, 2009, and where indicated also include beneficially owned shares of common stock underlying the Company’s outstanding convertible notes. Unless otherwise indicated, the address for each stockholder is c/o Oscient Pharmaceuticals Corporation, 1000 Winter Street, Suite 2200, Waltham, Massachusetts 02451. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

Beneficial ownership shown includes shares of common stock issuable upon conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011 (the “2011 Notes”). Some of the holders of the 2011 Notes are restricted in their ability to convert their 2011 Notes into common stock, to the extent that such conversion would result in the holder beneficially owning more than 9.99% of the Company’s issued and outstanding common stock.

	Amount and Nature of Beneficial Ownership		Percent of Class Including Convertible Notes		Amount and Nature of Beneficial Ownership Excluding Convertible Notes		Percent of Class Excluding Convertible Notes
5% Stockholders:
Akanthos Capital Management, LLC	8,299,091	(1)	9.9	%(2)	1,790,000	(3)	2.5%
Highbridge Capital Management, LLC	10,877,975	(4)	9.9	%(5)	2,479,794	(6)	6.3%
Paul Royalty Fund Holdings II	3,995,097	(7)	5.5%		2,176,908	(8)	3.1%
Maverick Capital, Ltd.	7,194,284	(9)	9.2%		2,466	(10)	—
MPM Asset Management Investors	6,781,494	(11)	8.7%		4,222	(12)	—
Zazove Associates, LLC	6,569,592	(13)	8.6%		1,262,320	(14)	1.8%

Directors and Named Executive Officers:
Gregory B. Brown	3,325	(15)	—		3,325	(15)	—
Robert J. Hennessey	18,166	(16)	—		18,166	(16)	—
Philippe M. Maitre	101,386	(17)	0.1%		101,386	(17)	0.1%
William R. Mattson	3,825	(18)	—		3,825	(18)	—
Steven M. Rauscher	410,246	(19)	0.6%		410,246	(19)	0.6%
William S. Reardon	12,367	(20)	—		12,367	(20)	—
Norbert G. Riedel	19,621	(21)	—		19,621	(21)	—
David K. Stone	24,195	(22)	—		24,195	(22)	—
All directors and officers as a group (8 persons)	593,131	(23)	0.8%		593,131	(23)	0.8%

(1)	Includes 6,509,091 shares of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011. Akanthos Capital Management, LLC serves as investment manager and general partner to Akanthos Master Fund, LP. In such capacity, Akanthos Capital Management, LLC may be deemed to have voting and dispositive power over the shares held for such account. Mr. Michael Kao is the manager of Akanthos Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held for such account. The address of this shareholder is 21700 Oxnard Street, Suite 1520, Woodland Hills, CA 91367. This information is based on the Form 4 and the Schedule 13G/A filed December 23, 2008 by Akanthos Capital Management, LLC.
(2)	Pursuant to an agreement by and between the Company and Akanthos Master Fund, LP effective as of December 19, 2008, Akanthos Master Fund, LP may not convert any its 6,509,091 shares of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011 to the extent that Akanthos Master Fund, LP would beneficially own, after such conversion, more than 9.9% of the Company’s outstanding shares of Common Stock. Akanthos Capital Management, LLC serves as investment manager and general partner to Akanthos Master Fund, LP. In such capacity, Akanthos Capital Management, LLC may be deemed to have voting and dispositive power over the shares held for such account. Mr. Michael Kao is the manager of Akanthos Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held for such account. This information is based on the Form 4 and the Schedule 13G/A filed December 23, 2008 by Akanthos Capital Management, LLC.
(3)	Akanthos Capital Management, LLC serves as investment manager and general partner to Akanthos Master Fund, LP. In such capacity, Akanthos Capital Management, LLC may be deemed to have voting and dispositive power over the shares held for such account. Mr. Michael Kao is the manager of Akanthos Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held for such account. The address of this shareholder is 21700 Oxnard Street, Suite 1520, Woodland Hills, CA 91367. This information is based on the Form 4 and the Schedule 13G/A filed December 23, 2008 by Akanthos Capital Management, LLC.
(4)	Includes 8,398,181 shares of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011 and includes warrants exercisable for 161,917 shares of Common Stock held by Highbridge International LLC, however pursuant to the terms of these warrants, such warrants cannot be exercised until such time as its holders would not beneficially own, after such exercise, more than 4.99% of the outstanding shares of Common Stock. The address of this shareholder is 9 West 57th Street, 27th Floor, New York, New York 10019. This information is based on the Schedule 13G/A filed on December 2, 2008 by Highbridge Capital Management, LLC.
(5)	Pursuant to an agreement by and between the Company and Highbridge International LLC, Highbridge International LLC may not convert any its 8,398,181 share of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011 to the extent that Highbridge International LLC would beneficially own, after such conversion, more than 9.99% of the Company’s outstanding shares of Common Stock. The address of this shareholder is 9 West 57th Street, 27th Floor, New York, New York 10019. This information is based on the Schedule 13G filed on December 2, 2008 and the Schedule 13G/A filed on December 2, 2008 by Highbridge Capital Management, LLC.
(6)	Includes warrants exercisable for 161,917 shares of Common Stock held by Highbridge International LLC, however pursuant to the terms of these warrants, such warrants cannot be exercised until such time as its holders would not beneficially own, after such exercise, more than 4.99% of the outstanding shares of Common Stock. The address of this shareholder is 9 West 57th Street, 27th Floor, New York, New York 10019. This information is based on the Schedule 13G/A filed on December 2, 2008 by Highbridge Capital Management, LLC.

(7)	Includes 1,388,889 restricted shares directly held by Paul Royalty Fund Holdings II (“PRFH”) and indirectly held by Paul Royalty Fund II, LP (“PRF”), Paul Royalty Associates II, LP (“PRA”), Paul Royalty Management, LLC (“PRM”) and Paul Capital Advisors, LLC (“PCA”). PRFH directly owns 1,388,889 shares of Common Stock. Includes 1,818,189 shares of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011 and 500,000 shares of common stock issued to PRFH in connection with that certain First Amendment dated November 5, 2008 to the Revenue Interest Assignment Agreement by and between the Company, its wholly-owned subsidiary Guardian II Acquisition Corporation and PRFH (the “RIAA Amendment”). PRF and PRA may be deemed to indirectly own 1,388,889 shares of common stock held by PRFH because PRF and PRA are the general partners of PRFH. PRM may be deemed to indirectly own the shares because PRM is the general partner of PRF and PRA. As manager of PRA, PCA exercises voting and dispositive power over investments held by PRA. Includes warrants exercisable for 288,019 shares of Common Stock held by PRFH. PRF and PRA may be deemed to own the warrants held by PRFH because PRF and PRA are the general partners of PRFH. PRM may be deemed to own the warrants because PRM is the general partner of PRF and PRA. This information is based on the joint Schedule 13G filed on August 28, 2006 by PRFH.
(8)	Includes 1,388,889 restricted shares directly held by PRFH and indirectly held by PRF, PRA, PRM and PCA. PRFH directly owns 1,388,889 shares of Common Stock. Includes 500,000 shares of common stock issued to PRFH in connection with the RIAA Amendment. PRF and PRA may be deemed to indirectly own 1,388,889 shares of common stock held by PRFH because PRF and PRA are the general partners of PRFH. PRM may be deemed to indirectly own the shares because PRM is the general partner of PRF and PRA. As manager of PRA, PCA exercises voting and dispositive power over investments held by PRA. Includes warrants exercisable for 288,019 shares of Common Stock held by PRFH. PRF and PRA may be deemed to own the warrants held by PRFH because PRF and PRA are the general partners of PRFH. PRM may be deemed to own the warrants because PRM is the general partner of PRF and PRA. This information is based on the joint Schedule 13G filed on August 28, 2006 by PRFH.
(9)

Includes 7,191,818 shares of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011. The notes are held for the benefit of Maverick Fund USA, Ltd., Maverick Fund II, Ltd., and Maverick Fund, L.D.C. (the “Portfolio Funds”). Maverick Capital, Ltd is a registered investment adviser under the Investment Advisers Act of 1940, as amended and acts as the investment manager for each of the Portfolio Funds and has sole voting and dispositive power over the securities held by the Portfolio Funds. The address of the reporting person is 300 Crescent Court, 18th Floor, Dallas, TX 72501. This information is based on the Company’s January 28, 2009 amendment of its 5% Convertible Promissory Notes due in 2009 and the subsequent exchange of the Company’s 5% Convertible Promissory Notes due 2009 held by these holders, as well as the accrued interest thereon, into the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011.

(10)

The shares are held for the benefit of Maverick Fund USA, Ltd., Maverick Fund II, Ltd., and Maverick Fund, L.D.C. (the “Portfolio Funds”). Maverick Capital, Ltd is a registered investment adviser under the Investment Advisers Act of 1940, as amended and acts as the investment manager for each of the Portfolio Funds and has sole voting and dispositive power over the securities held by the Portfolio Funds. The address of the reporting person is 300 Crescent Court, 18th Floor, Dallas, TX 72501. This information is based on the Company’s January 28, 2009 amendment of its 5% Convertible Promissory Notes due in 2009 and the subsequent exchange of the Company’s 5% Convertible Promissory Notes due 2009 held by these holders, as well as the accrued interest thereon, into the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011.

(11)

Includes 6,777,272 shares of Common Stock issuable upon the conversion of the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011. The notes are held by BB BioVentures L.P., (“BB Bioventures”), by MPM BioVentures Parallel Fund, L.P. (“MPM Parallel”) and by MPM Asset Management Investors 1998 LLC (“MPM Investors”). BB BioVentures is under common control with MPM Parallel and MPM Investors. BAB BioVentures L.P. (“BAB BV”), BAB BioVentures NV and MPM BioVentures I LLC (“BioVentures LLC”) are the direct and indirect general partners of BB BioVentures. MPM BioVentures I L.P. (“BioVentures LP”) and BioVentures LLC are the direct and indirect general partners of MPM Parallel. The address of the reporting person is 200 Clarendon Street, 54th Floor, Boston, MA 02116. This information is based on the Company’s January 28, 2009 amendment of its 5% Convertible Promissory Notes due in 2009 and the subsequent exchange of the Company’s 5% Convertible Promissory Notes due 2009 held by these holders, as well as the accrued interest thereon, into the Company’s 12.50% Convertible Guaranteed Senior Notes due 2011.

(12)

The shares are held by BB BioVentures L.P., (“BB Bioventures”), by MPM BioVentures Parallel Fund, L.P. (“MPM Parallel”) and by MPM Asset Management Investors 1998 LLC (“MPM Investors”). BB BioVentures is under common control with MPM Parallel and MPM Investors. BAB BioVentures L.P. (“BAB BV”), BAB BioVentures NV and MPM BioVentures I LLC (“BioVentures LLC”) are the direct and indirect general partners of BB BioVentures. MPM BioVentures I L.P. (“BioVentures LP”) and BioVentures LLC are the direct and indirect general partners of MPM Parallel. The address of the reporting person is 200 Clarendon Street, 54th Floor, Boston, MA 02116. This information is based on the Company’s January 28, 2009 amendment of its 5% Convertible Promissory Notes due in 2009 and the subsequent exchange of the Company’s 5% Convertible Promissory Notes due 2009 held by these holders, as well as the accrued interest thereon, into the Company’s 12.50% Convertible Guaranteed Senior Notes dues 2011.

(13)	Includes 5,307,272 shares of Common Stock issuable upon the conversion of Company’s 12.50% Convertible Guaranteed Senior Notes due 2011. The address of this shareholder is 1001 Tahoe Blvd., Incline Village, NV 89451. This information is based on the Schedule 13G filed on February 5, 2009 by Zazove Associates, LLC.
(14)	The address of this shareholder is 1001 Tahoe Blvd., Incline Village, NV 89451. This information is based on the Schedule 13G filed on February 5, 2009 by Zazove Associates, LLC.
(15)	Includes (i) 2,125 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 150 restricted shares.
(16)	Includes (i) 11,208 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 150 restricted shares.
(17)	Includes (i) 57,561 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 9,523 restricted shares.
(18)	Includes (i) 2,625 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 150 restricted shares.
(19)	Includes (i) 343,036 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 9,073 restricted shares.
(20)	Includes (i) 9,814 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 150 restricted shares.
(21)	Includes (i) 18,281 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 150 restricted shares.
(22)	Includes (i) 19,345 shares of common stock, which shares are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 150 restricted shares.
(23)	Includes (i) 463,995 shares of common stock that are issuable upon the exercise of vested options or options that are to become vested within 60 days following May 21, 2009 and (ii) 19,496 restricted shares held by officers and directors.